UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 15, 2008
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-12.2: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDEND REQUIREMENTS
EX-99.1: EARNINGS RELEASE - THIRD QUARTER 2008 RESULTS
EX-99.2: EARNINGS RELEASE FINANCIAL SUPPLEMENT - THIRD QUARTER 2008

Item 2.02 Results of Operations and Financial Condition
On October 15, 2008, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2008 third quarter net income of $527 million, or $0.11 per share, compared with net income of $3.4 billion, or $0.97 per share, for the third quarter of 2007. A copy of the 2008 third quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.
Each of the Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
This current report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Current Report on Form 8-K dated September 26, 2008, its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2008, and March 31, 2008, and its Annual Report on Form 10-K for the year ended December 31, 2007, each of which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description of Exhibit
12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Third Quarter 2008 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Third Quarter 2008

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

(Registrant)

By:	/s/ Louis Rauchenberger Louis Rauchenberger

Managing Director and Controller
[Principal Accounting Officer]
Dated: October 15, 2008

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Third Quarter 2008 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement - Third Quarter 2008

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